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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        ________________________________

                                    FORM 8-K
                        ________________________________


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 8, 2005

                        ________________________________

                               COLOR IMAGING, INC.
             (Exact name of registrant as specified in its charter)
                        ________________________________

          DELAWARE                       1-16450                 13-3453420
(State or Other Jurisdiction      (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)

       4350 PEACHTREE INDUSTRIAL BOULEVARD, SUITE 100, NORCROSS, GA 30071
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (770) 840-1090

                        ________________________________

          (Former name or former address, if changed since last report)

                        ________________________________

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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




SECTION 1      REGISTRANT'S BUSINESS AND OPERATIONS.
ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE CONTRACT.

On March 8, 2005, Color Imaging, Inc. (the "Company" or "Color Imaging") entered into a Second Amendment to Joint Debtors Agreement ("Second Amendment") with Kings Brothers LLC ("Kings Brothers"). As described more fully in the Company's Annual Report on Form 10-K for the year ended December 31, 2004, since June 1999 Kings Brothers and Color Imaging have been co-debtors on industrial revenue bonds. Jui-Hung Wang, Jui-Kung Wang, Sueling Wang and Jui-Chi Wang are directors of the Company and own Kings Brothers. In connection with those bonds, Kings Brothers and Color Imaging entered into a Joint Debtor Agreement, agreeing to be responsible for their respective shares of the liability under the bonds. Prior to the entry into the Second Amendment, Kings Brothers paid principal on, redeemed or provided for the redemption of an aggregate amount of the outstanding bonds representing Kings Brothers' agreed upon portion of the liability under the Joint Debtor Agreement. Under the bond documents, Kings Brothers remains an obligor on the bonds. Under the Second Amendment, the parties agree that Color Imaging has sole responsibility for paying the remaining principal and interest under the bonds. A copy of the Second Amendment is attached as Exhibit 10.1 to this report and is incorporated herein by reference.

SECTION 2      FINANCIAL INFORMATION.
ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On March 8, 2005, Color Imaging, Inc. entered into a Second Amendment to Joint Debtors Agreement with Kings Brothers LLC. The discussion at Item 1.01 above is incorporated herein by reference. A copy of the Second Amendment is attached as
Exhibit 10.1 to this report and is incorporated herein by reference.

SECTION 9      FINANCIAL STATEMENTS AND EXHIBITS.
ITEM 9.01(C)   EXHIBITS.

Exhibit
Number         Description
------         -----------

10.1 Second Amendment to Joint Debtors Agreement by and between the Registrant and Kings Brothers LLC



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Color Imaging, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 COLOR IMAGING, INC.



Date:  March 15, 2005            By:  /s/ Morris E. Van Asperen
                                      -------------------------------------
                                 Name:  Morris E. Van Asperen
                                 Title: Executive Vice President,
                                        Chief Financial Officer and Secretary



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


                                  EXHIBIT INDEX


Exhibit
Number         Description
------         -----------

10.1 Second Amendment to Joint Debtors Agreement by and between the Registrant and Kings Brothers LLC



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